Exhibit 32

CERTIFICATION
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
with Respect to the Quarterly Report on Form 10-Q
for the Period ended June 30, 2026
of Titan International, Inc.

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of section 1350, chapter 63 of title 18, United States Code), each of the undersigned officers of Titan International, Inc., a Delaware corporation (the “Company”), does hereby certify, to such officer’s knowledge, that:

1.The Company’s Quarterly Report on Form 10-Q for the period ended June 30, 2026 (the “Form 10-Q”) fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.Information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.

TITAN INTERNATIONAL, INC.
(Registrant)

Date:	July 29, 2026	By:	/s/ PAUL G. REITZ
Paul G. Reitz
President and Chief Executive Officer
(Principal Executive Officer)

Date:	July 29, 2026	By:	/s/ TONY C. EHELI
Tony C. Eheli
SVP and Chief Financial Officer
(Principal Financial Officer)

The certification set forth above is being furnished as an exhibit solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and is not being filed as part of the Form 10-Q or as a separate disclosure document of the Company or the certifying officers.